As filed with the Securities and Exchange Commission on August 4, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22727

The Cushing MLP Infrastructure Fund I
 (Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX  75225
 (Address of principal executive offices) (Zip code)

Jerry V. Swank
8117 Preston Road, Suite 440, Dallas, TX  75225
 (Name and address of agent for service)

214-692-6334
Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  May 31, 2017

Item 1. Reports to Stockholders.

THE CUSHING® MLP INFRASTRUCTURE FUND I

SEMI-ANNUAL REPORT

May 31, 2017 (Unaudited)

(INCLUDING THE FINANCIAL STATEMENTS OF THE CUSHING® MLP INFRASTRUCTURE MASTER FUND)

The Cushing® MLP Infrastructure Fund I
MASTER INDEX

Section

The Cushing® MLP Infrastructure Fund I	I
Financial Statements as of May 31, 2017 and for the period then ended

The Cushing® MLP Infrastructure Master Fund	II
Financial Statements as of May 31, 2017 and for the period then ended

The Cushing® MLP Infrastructure Fund I
TABLE OF CONTENTS

Unitholder Letter	1

Statement of Assets and Liabilities	4

Statement of Operations	5

Statement of Changes in Net Assets	6

Statement of Cash Flows	7

Financial Highlights	8

Notes to Financial Statements	9

Additional Information	13

Board Approval of Investment Management Agreement	15

The Cushing® MLP Infrastructure Fund I
UNITHOLDER LETTER

Dear Fellow Unitholder,
For the six month fiscal period ended May 31, 2017 (the “period”), the Cushing® MLP Infrastructure Fund I (the “Fund”) delivered a -1.16% total return, versus total returns of 10.81% and 2.28% for the S&P 500® Index (Total Return) and the Alerian MLP Index (Total Return) (“AMZ”), respectively.
Industry Overview and Themes
Energy commodity prices and energy equities (including midstream master limited partnerships (“MLPs”)) initially benefited in late 2016 from favorable production curtailments agreed to by certain OPEC and non-OPEC nations (the “OPEC Agreement”) as well as indications that the newly-elected U.S. President would increase infrastructure spending and reduce federal regulations. However, investor sentiment in energy-related equities (including those held by the Fund) progressively worsened during the period driving lackluster sector performance.
Fundamentals for the midstream energy industry generally improved during the period with increasing rig counts, volumes projections and capital project announcements. However, specific factors that weighed on investor sentiment, and consequently performance, included: 1) continued crude oil price volatility; 2) uncertainty regarding the exit strategy related to the OPEC Agreement; 3) continued elevated domestic crude oil inventories weighing on crude oil prices; 4) broader energy sector equity weakness; 5) investor concern related to increasing midstream energy competitive forces (particularly in the Permian Basin) driven in part by several significant new project proposals; 6) higher than expected capital spending plans and MLP equity issuance in the face of anemic MLP product fund flows; 7) ongoing regulatory and environmental pressure; and 8) lack of conviction in the U.S. federal government’s ability to execute on the aforementioned pro-business and pro-energy company agenda.
Nonetheless, given that much of the pricing pressure on energy equities during the period appeared to be due to concerns about growing domestic production (which has historically benefited midstream MLPs), our outlook for midstream MLPs continues to be positive over the medium and long term.  Several drivers of our positive outlook include 1) midstream company valuations currently screen attractive to us on a relative basis versus their own historical levels and when comparing them to other energy subsectors and yield products; 2) U.S. shale producers have increased drilling activity (rig counts increasing) and production which should lead to increasing midstream company volumes; 3) crude oil macro supply and demand fundamentals appear to be more constructive; and 4) in general, midstream company balance sheets, leverage and coverage ratios appear to be improving.
Fund Performance and Strategy
Turning to the Fund’s performance for the period, the Fund benefited from overweight exposure to holdings in the Natural Gas Transportation and Storage and Large Cap Diversified MLP subsectors. Portfolio holdings in these subsectors contributed the strongest performance in large part due to their stable and majority fee based cash flows relative to other MLPs.
The Fund was negatively impacted by the performance of holdings in the Crude Oil & Refined Products and Natural Gas Gatherers & Processors subsectors.  Performance in these two subsectors was negatively impacted during the period by crude oil price volatility in addition to several negatively perceived company-specific restructurings and guidance forecasts.

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The top three contributors to the Fund’s absolute performance during the reporting period were, in order of greatest contribution to least: 1) ONEOK Partners LP (NYSE:  OKS), a Large Cap Diversified MLP; 2) Williams Partners LP (NYSE: WPZ), a Large Cap Diversified MLP; and 3) Tesoro Logistics LP (NYSE:  TLLP), a Crude Oil & Refined Products MLP.  ONEOK Partners’ performance benefited from the announced merger with its parent, ONEOK Inc., and Williams Partners benefited from corporate restructuring steps taken with its parent, The Williams Companies, Inc.  Tesoro Logistics largely benefited from an expected merger with an affiliate, Western Refining Logistics LP, as well as speculation about possible steps to improve its cost of capital with its parent, Tesoro Corp.  All three of these holdings had positive absolute performance during the period.
The bottom three contributors to performance during the reporting period, in order of the most negative performance to the least negative performance, were: 1) Plains All American Pipeline LP (NYSE: PAA), a Large Cap Diversified MLP; 2) Kinder Morgan Inc.(NYSE: KMI), a Large Cap Diversified C-Corp.; and 3) Enbridge Energy Partners LP (NYSE: EEP), a Crude Oil & Refined Products MLP.  Plains All American Pipeline was negatively impacted by weaker than expected quarterly earnings results and lowered forward guidance.  Kinder Morgan was negatively impacted due to investor uncertainties around its TransMountain Expansion project in Canada.  Enbridge Energy Partners’ performance was negatively affected by the parent’s announced strategic review, which ultimately resulted in a distribution cut at the partnership.  Each of these holdings had negative returns for the period.
During the reporting period, the Fund increased exposure to the Large Cap Diversified subsector and reduced exposure to the Crude Oil & Refined Products subsector.  At the end of the reporting period, the three largest subsector exposures, in order of size, were: 1) Large Cap Diversified; 2) Crude Oil Refined Products; and 3) Natural Gas Gatherers & Processors.
During the period, the Fund’s largest purchases included: DCP Midstream LP (NYSE: DCP), a Natural Gas Gatherer & Processor MLP; Summit Midstream Partners, LP (NYSE: SMLP), a Natural Gas Gatherer & Processor MLP; and Genesis Energy LP (NYSE: GEL), a Crude Oil & Refined Products MLP.
During the period, the Fund’s largest sales included: Enbridge Energy Partners, LP (NYSE: EEP), a Crude Oil & Refined Products MLP; EnLink Midstream Partners LP (NYSE: ENLK), a Natural Gas Gatherer & Processor MLP; and NGL Energy Partners, LP (NYSE: NGL), a Crude Oil & Refined Products MLP.
In conclusion, even though midstream energy sector performance and sentiment has been challenged year to date, we maintain a positive outlook on the space given our expectation for improving volumes, relatively attractive valuations and recovering global crude oil supply / demand fundamentals.  We remain confident that North American shale basins will be developed over time and midstream infrastructure will be utilized and required to move production to market.
We truly appreciate your support and look forward to continuing to help you achieve your investment goals.
Sincerely,
Jerry V. Swank
Chairman, Chief Executive Officer and President
The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.  The opinions expressed are as of the date of this report and are subject to change.

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The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.
Past performance does not guarantee future results. An investment in the Fund involves risks.  The Fund operates as a “feeder” fund within a “master-feeder” structure and pursues its investment objective by investing all or substantially all of its investable assets in The Cushing MLP Infrastructure Master Fund (the “Master Fund”), which has the same investment objectives as the Fund.  The Master Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Master Fund is more exposed to individual stock volatility than a diversified fund.
The Fund will invest in energy companies, including Master Limited Partnerships (MLPs), which concentrate investments in the natural resources sector. Energy companies are subject to certain risks, including, but not limited to the following: fluctuations in the prices of commodities; the highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of the companies in which the Fund will invest; a significant decrease in the production of energy commodities could reduce the revenue, operating income, operating cash flows of MLPs and other natural resources sector companies and, therefore, their ability to make distributions or pay dividends and a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of energy companies. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including tax risks; the limited ability to elect or remove management or the general partner or managing member; limited voting rights and conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. Investors in MLP funds incur management fees from underlying MLP investments. Small- and mid-cap stocks are often more volatile and less liquid than large-cap stocks. Smaller companies generally face higher risks due to their limited product lines, markets, and financial resources. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner. High yield securities have speculative characteristics and present a greater risk of loss than higher quality debt securities. These securities can also be subject to greater price volatility. An investment in the Fund will involve tax risks, including, but not limited to: The portion, if any, of a distribution received by the Fund as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital to the extent of the Fund’s tax basis in the MLP equity security, which will cause income or gain to be higher, or losses to be lower, upon the sale of the MLP security by the Fund. Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the energy companies in which the Fund will invest.
This performance update, which has been furnished on a confidential basis to the recipient, does not constitute an offer of any security, which may be made only by means of a private placement memorandum which contains a description of material terms and risks.
The Fund incurs operating expenses, including advisory fees. Investment returns for the Fund are shown net of fees and expenses.
The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Alerian MLP Index is a capitalization-weighted index of prominent energy master limited partnerships.  Neither index includes fees or expenses. It is not possible to invest directly in an index.

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The Cushing® MLP Infrastructure Fund I
STATEMENT OF ASSETS & LIABILITIES (Unaudited)

May 31, 2017
Assets
Investment in The Cushing MLP Infrastructure Master Fund	$39,246,153
Short-term investments	221,894
Receivable from Adviser, net of waiver	5,362
Total assets	39,473,409

Liabilities
Subscriptions received in advance	291,000
Accrued expenses	27,721
Total liabilities	318,721
Preferred Shares
Net assets	$39,154,688

Net Assets Consisting of
Additional paid-in capital	$27,828,694
Accumulated net investment income	1,972,352
Accumulated realized gain	4,519,438
Net unrealized appreciation on investments	4,834,204
Net assets	$39,154,688

Net Asset Value, 51,482.62 units outstanding	$760.54

See Accompaning Notes to the Financial Statements.
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The Cushing® MLP Infrastructure Fund I
STATEMENT OF OPERATIONS (Unaudited)

Period From December 1, 2016 through May 31, 2017
Investment Income and Expenses Allocated from The Cushing MLP Infrastructure Master Fund
Distributions and dividends received	$1,237,721
Less: return of capital on distributions	(1,148,111)
Distribution and dividend income	89,610
Interest income	3,139
Management fees	(204,529)
Professional fees	(29,757)
Administrator fees	(28,936)
Fund accounting fees	(18,083)
Trustees’ fees	(13,469)
Custodian fees and expenses	(5,844)
Insurance expense	(4,071)
Other expenses	(3,806)
Expense reimbursement by Adviser, net of waiver	3,602
Total Net Investment Loss Allocated from The Cushing MLP Infrastructure Master Fund	(212,144)
Fund Investment Income
Interest income	661
Fund Expenses
Administrator fees	17,855
Professional fees	14,900
Transfer agent fees	5,786
Registration fees	4,357
Total Fund Expenses	42,898
Less: expense reimbursement by Adviser, net of waiver	(42,939)
Net Fund Expenses	(41)
Net Investment Loss	(211,442)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain allocated from The Cushing MLP Infrastructure Master Fund	1,481,118
Net change in unrealized depreciation of investments allocated from
The Cushing MLP Infrastructure Master Fund	(1,858,550)
Net Realized and Unrealized Loss on Investments	(377,432)

Decrease in Net Assets Resulting from Operations	$(588,874)

See Accompaning Notes to the Financial Statements.
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The Cushing® MLP Infrastructure Fund I
STATEMENTS OF CHANGES IN NET ASSETS

	Period From December 1, 2016 through May 31, 2017	Year Ended November 30, 2016
	(Unaudited)
Operations
Net investment loss	$(211,442)	$(413,269)
Net realized gain (loss)	1,481,118	(2,204,582)
Net change in unrealized appreciation (depreciation)	(1,858,550)	8,128,310
Net increase (decrease) in net assets
resulting from operations	(588,874)	5,510,459
Distributions and Dividends to Common Unitholders
Net investment income	-	-
Return of capital	(1,266,044)	(2,387,890)
Total distributions and dividends to common unitholders	(1,266,044)	(2,387,890)
Capital Share Transactions (Note 6)
Proceeds from unitholder subscriptions	2,569,500	6,151,999
Distribution reinvestments	518,229	867,078
Payments for redemptions	(1,698,402)	(1,916,835)
Net increase in net assets from capital share transactions	1,389,327	5,102,242
Total increase (decrease) in net assets	(465,591)	8,224,811
Net Assets
Beginning of period	39,620,279	31,395,468
End of period	$39,154,688	$39,620,279
Accumulated net investment income at the end of the fiscal year	$1,972,352	$2,183,794

See Accompaning Notes to the Financial Statements.
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The Cushing® MLP Infrastructure Fund I
STATEMENT OF CASH FLOWS (Unaudited)

Period From December 1, 2016 through May 31, 2017
OPERATING ACTIVITIES

Decrease in Net Assets Resulting from Operations	$(588,874)
Adjustments to reconcile decrease in net assets resulting from operations to net cash used in operating activities
Net realized gain allocated from
The Cushing MLP Infrastructure Master Fund	(1,481,118)
Net change in unrealized depreciation of investments allocated from
The Cushing MLP Infrastructure Master Fund	1,858,550
Net investment loss allocated from The Cushing MLP Infrastructure Master Fund	212,144
Purchases of investment in The Cushing MLP Infrastructure Master Fund	(279,985)
Net purchases of short-term investments	(81,232)
Changes in operating assets and liabilities
Receivable from Adviser, net of waiver	1,403
Accrued expenses	(5,171)
Net cash used in operating activities	(364,283)
FINANCING ACTIVITIES
Proceeds from issuance of units including the change in subscriptions
received in advance	2,810,500
Payments for redemptions of units	(1,698,402)
Distributions paid	(747,815)
Net cash provided by financing activities	364,283
INCREASE IN CASH	-

CASH:
Beginning of period	-
End of period	$-

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Distribution reinvestment	$518,229

See Accompaning Notes to the Financial Statements.
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The Cushing® MLP Infrastructure Fund I
FINANCIAL HIGHLIGHTS

	Period From December 1, 2016 Through May 31, 2017		Year Ended November 30, 2016		Year Ended November 30, 2015		Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Per Unit Data (1)	(Unaudited)
Net Asset Value,
beginning of period		$795.46		$746.50	$1,132.69		$927.42	$723.54	$662.02
Income from Investment Operations:
Net investment
income (loss)		(4.26)		(8.64)	(11.20)		29.82	28.01	28.29
Net realized and unrealized
gain (loss) on
investments		(4.94)		109.09	(325.83)		219.07	214.92	69.18
Total increase (decrease) from investment operations		(9.20)		100.45	(337.03)		248.89	242.93	97.47
Less Distributions and Dividends to Unitholders:
Net investment income		-		-	-		-	-	-
Return of capital		(25.72)		(51.49)	(49.16)		(43.62)	(39.05)	(35.95)
Total distributions and dividends to unitholders		(25.72)		(51.49)	(49.16)		(43.62)	(39.05)	(35.95)
Net Asset Value,
end of period	$	$ 760.54		$795.46	$746.50		$1,132.69	$927.42	$723.54

Total Investment Return (2)		(1.16)	%(3)	13.46%	(29.75)%		26.84%	33.58%	14.72%
Supplemental Data and Ratios
Net assets,
end of period		$39,154,688		$39,620,279	$31,395,468		$35,832,300	$28,006,462	$19,111,852

Ratio of expenses to average net
assets before waiver (4)		1.73%		1.92%	2.20%		1.53%	1.93%	1.77%

Ratio of expenses to average net
assets after waiver (4)		1.50%		1.50%	1.50%		1.50%	1.50%	1.20%

Ratio of net investment
income (loss) to average net
assets before waiver (4)		(1.27)%		(1.58)%	(1.87)%		2.70%	2.83%	3.43%

Ratio of net investment
income (loss) to average net
assets after waiver (4)		(1.04)%		(1.17)%	(1.17)%		2.73%	3.26%	4.00%

Portfolio turnover rate		N/A		N/A	11.76	%(5)	26.02%	36.69%	122.64%

(1) Information presented relates to a unit outstanding for the entire period.
(2) Individual returns and ratios may vary based on the timing of capital transactions.
(3) Not annualized.
(4) All income and expenses are annualized for periods less than one full year .
(5) Covers the period from December 1, 2014 through June 30, 2015, prior to the transfer of securities to
The Cushing MLP Infrastructure Master Fund.

See Accompaning Notes to the Financial Statements.
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The Cushing® MLP Infrastructure Fund I
NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2017

1.	Organization
The Cushing® MLP Infrastructure Fund I (the “Fund”), was organized as a Delaware statutory trust pursuant to an agreement and declaration of trust dated January 15, 2010.  The Fund commenced operations on March 1, 2010. Effective August 1, 2012, the Fund registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940.  The Fund’s investment objective is to seek a high level of after-tax total return, with an emphasis on current distributions paid to its unitholders.

Effective as of July 1, 2015, the Fund converted to a “master/feeder” structure by contributing substantially all of its investable assets less cash retained by the Fund (the “Transferred Assets”) to The Cushing® MLP Infrastructure Master Fund (the “Master Fund”) in exchange for Master Fund units with an aggregate net asset value equal to the aggregate value of the Transferred Assets.  The Fund pursues its investment objective by investing all or substantially all of its investable assets in the Master Fund.  The Master Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 and has the same investment objective as the Fund.  The Fund and Master Fund are managed by Cushing® Asset Management, LP (the “Adviser”).

The financial statements of the Master Fund, including the Schedule of Investments, are attached to this report and should be read in conjunction with the Fund’s financial statements.  The Fund owns 99.78% of the Master Fund as of May 31, 2017.

2.	Significant Accounting Policies
A. Basis of Presentation
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s Accounting Standards Codification.

B. Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

C. Investment Valuation
The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees” or “Trustees”) from time to time.  The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)           The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”).  Securities traded on NASDAQ will be valued at the NASDAQ official closing price. If no sale is reported on that date, the closing price from the prior trading day may be used.  Short-term investments are generally priced at the ending net asset value provided by the service agent of the funds.

(ii)         The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees.  The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund records its investment in the Master Fund at fair value which is represented by the Fund’s proportionate indirect interest in the net assets of the Master Fund as of May 31, 2016. Valuation of securities and other investments held by the Master Fund is discussed in the notes to the Master Fund’s financial statements. The Fund records its pro rata share of the Master Fund’s income, expenses and realized and unrealized gains and losses. The performance of the Fund is directly affected by the performance of the Master Fund. The financial statements of the Master Fund, which are attached, are an integral part of these financial statements. Please refer to the accounting policies disclosed in the financial statements of the Master Fund for additional information regarding significant accounting policies that affect the Fund.

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D. Security Transactions, Investment Income and Expenses
The Master Fund’s security transactions are accounted for on the date the securities are purchased or sold (trade date).  Realized gains and losses are reported on a first in, first out cost basis.  Interest income is recognized on an accrual basis.  Distributions and dividends (collectively referred to as “Distributions”) are recorded on the ex-dividend date. Distributions received from the Master Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital.  For financial statement purposes, the Master Fund uses return of capital and income estimates to determine the dividend income received from MLP Distributions. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these Distributions is not known until after the fiscal year end of the Master Fund.

The Master Fund estimates the allocation of investment income and return of capital for the Distributions received from its portfolio investments within the Master Fund’s Statement of Operations.

Expenses are recorded on an accrual basis.  The Fund records its proportionate share of the Master Fund’s income, expenses, and realized and unrealized gains and losses.  In addition, the Fund incurs and accrues its own expenses.

E.  Valuation of Investment in Master Fund
The Fund records its investment in the Master Fund at its proportionate share of the Master Fund’s net assets. Valuation of investments held by the Master Fund, including, but not limited to, the valuation techniques used and categorization within the fair value hierarchy of investments are discussed in the notes to the Master Fund financial statements.

F.  Distributions to Unitholders
Distributions to unitholders are recorded on the ex-dividend date.  The character of Distributions to unitholders are comprised of 100 percent return of capital.

G. Federal Income Taxation
The Fund is treated as a partnership for Federal income tax purposes.  Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.  The Fund does not record a provision for U.S. federal, state, or local income taxes because the unitholders report their share of the Fund’s income or loss on their income tax returns.  The Fund files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states.  Generally, the Fund is subject to income tax examinations by major taxing authorities for all tax years since its inception.

In accordance with GAAP, the Fund is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position.  The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities.  Based on its analysis, the Fund has determined that it has not incurred any liability for unrecognized tax benefits as of December 31, 2016.  The Fund does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months.  However, the Fund’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal and U.S. state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

H. Cash Flow Information
The Fund makes Distributions from investments, which include the amount received as cash Distributions from the Master Fund.  These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

I.  Indemnification
Under the Fund’s organization documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties.  The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.

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3.	Concentrations of Risk
The Fund’s investment objective is to seek a high level of after-tax total return, with an emphasis on current distributions paid to its unitholders. The Fund seeks to achieve its investment objective by investing, under normal market conditions, in the Master Fund, which invests in MLPs.

In the normal course of business, substantially all of the Fund’s and Master Fund’s securities transactions, money balances, and security positions are transacted with the Fund’s custodian, U.S. Bank, N.A.  The Fund and Master Fund are subject to credit risk to the extent any broker with whom it conducts business is unable to fulfill contractual obligations on its behalf.  The Adviser monitors the financial condition of such brokers.

4.	Agreements and Related Party Transactions
Each of the Fund and the Master Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser.  Under the terms of the Agreement, the Master Fund pays the Adviser a management fee, payable monthly in arrears, equal to 0.083% (1.0% per annum) of the net assets of the Master Fund for services and facilities provided by the Adviser to the Fund and the Master Fund.  The Fund does, however, due to its investment in the Master Fund, bear its proportionate percentage of the management fee paid to the Adviser by the Master Fund.

The Adviser agreed to waive a portion of its management fee and reimburse the Fund and the Master Fund expenses such that the Fund and the Master Fund operating expenses would not exceed 1.50% of the respective fund’s net assets through November 30, 2017.  For the period ended May 31, 2017, the Adviser waived fees and reimbursed Fund expenses in the amount of $42,939.  For the period ended May 31, 2017, the Adviser earned $204,998 in management fees from the Master Fund and waived fees and reimbursed the Master Fund expenses in the amount of $3,610.

Waived fees and reimbursed Fund expenses, including prior year expenses, are subject to potential recovery by year of expiration.  The Adviser’s waived fees and reimbursed expenses that are subject to potential recovery are as follows:

Fiscal Year Incurred	Amount Waived/Reimbursed	Amount Recouped	Amount Subject to Potential Recovery	Expiration Date
November 30, 2014	$21,221	$-	$21,221	November 30, 2017
November 30, 2015	101,935	-	101,935	November 30, 2018
November 30, 2016	82,793	-	82,793	November 30, 2019
November 30, 2017	42,939	-	42,939	November 30, 2020
	$248,888	$-	$248,888

Jerry V. Swank, the founder and managing partner of the Adviser, is Chairman of the Fund’s Board of Trustees and President of the Fund.

U.S. Bancorp Fund Services, LLC serves as the Fund’s administrator and transfer agent.  In addition to the fees it charges the Master Fund, the Fund pays the administrator a monthly fee computed at an annual rate of 0.035% of the first $50 million of the Fund’s net assets, 0.020% on the next $100 million of net assets and 0.010% on the balance of the Fund’s net assets above $150 million, with a minimum annual fee of $30,000.

U.S. Bank, N.A. serves as the Fund’s custodian.  There is no fee directly attributable to the Fund other than its allocated portion of the Master Fund’s expenses.

Quasar Distributors, LLC, an affiliate of U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., serves as the Fund’s distributor.

Certain unitholders are affiliated with the Fund.  The aggregate value of the affiliated unitholders’ share of net assets as of May 31, 2017 was approximately $574,000.

11

5.	Fair Value Measurements
Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of May 31, 2017, short-term investments valued at $221,894 were classified as Level 1 in the fair value hierarchy.  The individual securities are listed in the table below.  The Fund invests substantially all of its assets in the Master Fund.

	Shares	Fair Value
Morgan Stanley Institutional Liquidity Funds - Institutional Class	55,474	$55,474
Fidelity Money Market Portfolio - Institutional Class	55,474	55,474
First American Government Obligations Fund - Class Z	55,473	55,473
Invesco STIC Prime Portfolio	55,473	55,473
		$221,894

During the period ended May 31, 2017, the Fund did not have any transfers between any of the levels of the fair value hierarchy.

6.	Unit Transactions
Units of beneficial interest (“Units”) of the Fund may be offered or sold in a private placement to persons who satisfy the suitability standards set forth in the Fund’s confidential offering memorandum.  The Fund is authorized to issue an unlimited number of Units.  The Units are not registered under the Securities Act of 1933 or the securities laws of any state of the United States.  The Fund generally offers Units on the first business day of each month.  As of May 31, 2017, the Fund had 51,482.62 Units outstanding.

The Fund generally intends to pay Distributions quarterly, in such amounts as may be determined from time to time by the Fund’s Board of Trustees.  Unless a unitholder elects otherwise, Distributions, if any, will be automatically reinvested in additional Units in the Fund.  For the period ended May 31, 2017, the Fund issued 641.61 units through its dividend reinvestment plan.  The Fund may, from time to time, conduct tender offers to repurchase Units from Unitholders in those amounts and on such terms as the Board of Trustees may determine.  The amount of shares in each tender offer is determined quarterly by the Board of Trustees.

7.	Subsequent Events
The Adviser has evaluated the impact of all subsequent events on the Fund.

On July 17, 2017, the Fund commenced a tender offer to repurchase up to 40% of the Fund’s outstanding units as of June 30, 2017.

On June 1, 2017, the Fund issued 344.45 units through its dividend reinvestment plan.

12

The Cushing® MLP Infrastructure Fund I
ADDITIONAL INFORMATION (Unaudited)
May 31, 2017

Investment Policies and Parameters
The Commodity Futures Trading Commission (“CFTC”) amended Rule 4.5 which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Adviser to continue to claim this exclusion with respect to the Fund under the amended rule, the Fund limits its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.  The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Officer Compensation
The Fund does not currently compensate any of its trustees who are interested persons nor any of its officers. The Master Fund is responsible for compensation of the Trustees.  The Fund, through its investment in the Master Fund, bears its proportionate percentage of the Trustee fees paid by the Master Fund.  The Fund did not pay any special compensation to any of its trustees or officers.  The Fund continuously monitors standard industry practices and this policy is subject to change.  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Fund toll-free at (877) 653-1415 and on the SEC’s Web site at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements
This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Proxy Voting Policies
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 is available to stockholders (i) without charge, upon request by calling the Fund toll-free at (877) 653-1415; and (ii) on the SEC’s Web site at www.sec.gov.  The Fund was not registered with the SEC until August 1, 2012, therefore proxy voting information is only made available from this date forward.

Form N-Q
The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q.  The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s Web site at www.sec.gov from August 1, 2012 forward.  In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Privacy Policy
In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities.  This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections.  We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

13

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders.  We also maintain certain other safeguards to protect your nonpublic personal information.

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please contact investor services at investorservices@usbank.com to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

14

The Cushing® MLP Infrastructure Fund I
Board Approval of Investment Management Agreement (Unaudited)
May 31, 2017

On May 25, 2017, the Board of Trustees of the Fund (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Fund and Cushing Asset Management, LP (the “Adviser”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Board of Trustees is responsible for oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Board of Trustees received and reviewed information provided by the Adviser. The Board of Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Board of Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

 The Trustees considered that the Fund is a “feeder fund” that invests all or substantially all of its assets in The Cushing® MLP Infrastructure Master Fund (the “Master Fund”), which has the same investment objective as the Fund. The Trustees considered the matters that were considered in connection with the approval of the investment management agreement with respect to the Master Fund, which occurred at the same meeting as the approval of the Agreement.

Consideration of Nature, Extent and Quality of the Services

The Board of Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Agreement, including the Adviser’s Form ADV and other background materials supplied by the Adviser.

The Independent Trustees reviewed and considered the Adviser’s investment advisory personnel, its history, and the amount of assets currently under management by the Adviser.  The Independent Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Fund.

The Independent Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team members primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments.

The Independent Trustees also reviewed the Adviser’s conflict of interest policies, insider trading policies and procedures, and the Adviser’s Code of Ethics.  The Board of Trustees, including all of the Independent Trustees, concluded that the nature, extent and quality of services to be rendered by the Adviser under the Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Board of Trustees noted that the advisory fee with respect to the Fund is paid only at the Master Fund level.  The Board of Trustees reviewed and considered the contractual annual advisory fee paid by the Master Fund to the Adviser in light of the extent, nature and quality of the advisory services to be provided by the Adviser to the Master Fund and the Fund.

The Trustees considered the information they received comparing the Master Fund’s and/or the Fund’s contractual annual advisory fee and overall expenses, to the extent available, with other accounts or vehicles managed by the Adviser.  Given the small universe of managers and funds fitting within the criteria for a peer group, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to assist in the preparation of the peer fund group analysis, and the Independent Trustees concurred with this approach.

15

Based on such information, the Trustees determined that a peer group of competitor closed-end funds would be of limited utility because of differences between the Fund and the other peer funds. The Board of Trustees also discussed the expense waivers currently in place for the Fund. The Board of Trustees concluded that the fee charged by the Adviser to the Master Fund relative to comparable accounts of the Adviser employing similar strategies was reasonable in light of the differences between the types of clients, the kinds of costs incurred by the Adviser and other considerations faced by the Adviser in competing for and servicing such clients.

Consideration of Investment Performance

The Board of Trustees regularly reviews the performance of the Fund throughout the year.  The Trustees reviewed performance information comparing the performance of the Fund over several time horizons, and using different performance metrics, including but not limited to the comparative performance of the Fund in terms of net asset value, distributions to unitholders and the total return to unitholders.  The Trustees noted the improved performance of the Fund generally in most of these categories, and considered the prior discussions of the reasons for, and the components of, the improved total return and the distributions to unitholders of the Fund.  The Board acknowledged that, while the Adviser had not identified any comparable funds for a peer group, the Fund’s performance continued to exceed the relevant benchmark, the Alerian MLP Index, for the past twelve months, and, considering performance of the Fund during periods in which it invested directly, instead of through a master-feeder structure, for the past three years and since its inception in 2010.

Other Considerations

The Board of Trustees received and considered a profitability analysis prepared by the Adviser, using the template provided by counsel to the Independent Trustees, that sets forth the fees payable by the Master Fund under the Agreement and the expenses incurred by the Adviser in in connection with the operation of the Master Fund.  The Trustees used this analysis to evaluate the fairness of the profits realized and anticipated to be realized by the Adviser.

The Independent Trustees separately considered the profitability of the Adviser with respect to the Master Fund.  The Board noted that, based on data through April 30, 2017, the Master Fund was projected to continue to be unprofitable to the Adviser through 2018, largely because of the Master Fund’s relatively small size.

The Trustees considered whether economies of scale in the provision of services to the Master Fund had been or would be passed along to its unitholders under the Agreement.  The Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Master Fund, including but not limited to soft dollar arrangements.  The Trustees concluded there were no material economies of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Master Fund.

The Independent Trustees discussed the collateral benefits to the Adviser from soft dollar arrangements, which were limited, and the difference in the fees charged by the Adviser to the Master Fund from those charged to its other clients.  The Trustees noted that, while the fees charged to other clients were typically lower than those charged to the Master Fund, the nature and extent of the services provided to those other clients were considerably different than those provided to the Master Fund.

Conclusion

In approving the Agreement and the fees charged under the Agreement, the Board of Trustees concluded that no single factor reviewed by the Board of Trustees was identified by the Board of Trustees to be determinative as the principal factor in whether to approve the Agreement. The summary set out above describes the most important factors, but not all of the matters, considered by the Board of Trustees in coming to its decision regarding the Agreement. On the basis of such information as the Board of Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Board of Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Board of Trustees that approval of the Agreement was consistent with the best interests of the Fund and its unitholders.  A majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.
16

THE CUSHING® MLP INFRASTRUCTURE MASTER FUND

SEMI-ANNUAL REPORT

May 31, 2017 (Unaudited)

The Cushing® MLP Infrastructure Master Fund
TABLE OF CONTENTS

Allocation of Portfolio Assets	1

Schedule of Investments	2

Statement of Assets and Liabilities	4

Statement of Operations	5

Statement of Changes in Net Assets	6

Statement of Cash Flows	7

Financial Highlights	8

Notes to Financial Statements	9

Additional Information	13

Board Approval of Investment Management Agreement	15

The Cushing® MLP Infrastructure Master Fund
ALLOCATION OF PORTFOLIO ASSETS (1)
May 31, 2017 (Unaudited)
(Expressed as a Percentage of Total Investments)

The Cushing® MLP Infrastructure Master Fund
SCHEDULE OF INVESTMENTS (Unaudited)

	May 31, 2017

	Shares	Fair Value
Common Stock - 13.9%
General Partners - 4.8%
United States - 4.8%
Targa Resources Corporation	41,200	$1,892,316

Large Cap Diversified - 5.3%
United States - 5.3%
Kinder Morgan, Inc.	111,000	2,082,360

Diversified General Partners - 3.8%
United States - 3.8%
Semgroup Corporation	47,900	1,484,900

Total Common Stock (Cost $4,243,930)		$5,459,576

Master Limited Partnerships and Related Companies - 78.8%
Crude Oil & Refined Products - 23.0%
United States - 23.0%
Buckeye Partners, L.P.	12,800	$819,200
Genesis Energy, L.P.	51,000	1,590,690
MPLX, L.P.	70,200	2,320,110
NuStar Energy, L.P.	16,300	742,954
Phillips 66 Partners, L.P.	20,600	1,020,112
Shell Midstream Partners, L.P.	42,400	1,264,792
Tesoro Logistics, L.P.	24,500	1,298,010
		9,055,868
General Partners - 4.7%
United States - 4.7%
Energy Transfer Equity, L.P.	109,000	1,857,360

Large Cap Diversified - 31.0%
United States - 31.0%
Energy Transfer Partners, L.P.	121,700	2,648,192
Enterprise Products Partners, L.P.	84,100	2,254,721
Magellan Midstream Partners, L.P.	14,500	1,052,555
ONEOK Partners, L.P.	32,300	1,579,793
Plains All American Pipeline, L.P.	86,900	2,301,112
Williams Partners, L.P.	60,600	2,373,702
		12,210,075
Natural Gas Gatherers & Processors - 13.3%
United States - 13.3%
DCP Midstream, L.P.	43,000	1,452,540
Enable Midstream Partners, L.P.	78,000	1,203,540
Summit Midstream Partners, L.P.	50,500	1,166,550
Western Gas Partners, L.P.	25,200	1,404,396
		5,227,026

See Accompaning Notes to the Financial Statements.

The Cushing® MLP Infrastructure Master Fund
SCHEDULE OF INVESTMENTS (Continued)

	May 31, 2017

	Shares	Fair Value
Natural Gas Transportation & Storage - 6.4%
United States - 6.4%
Dominion Midstream Partners, L.P.	46,800	1,340,820
EQT Midstream Partners, L.P.	15,700	1,158,032
		2,498,852
Propane - 0.4%
United States - 0.4%
NGL Energy Partners, L.P.	12,197	165,879

Total Master Limited Partnerships and Related Companies (Cost $27,397,044)		$31,015,060

Short-Term Investments - Investment Companies - 7.4%
United States - 7.4%
Fidelity Government Portfolio Fund - Institutional Class, 0.64%(1)	723,830	$723,830
First American Prime Obligations Fund - Class Z, 0.66%(1)	723,829	723,829
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.68%(1)	723,829	723,829
STIT-Government & Agency Portfolio, 0.71%(1)	723,829	723,829
Total Short-Term Investments (Cost $2,895,317)		$2,895,317

Total Investments - 100.1% (Cost $34,536,291)		$39,369,953
Liabilities in Excess of Other Assets - (0.1)%		(36,171)
Total Net Assets Applicable to Unitholders - 100.0%		$39,333,782

(1) Rate reported is the current yield as of May 31, 2017.

See Accompaning Notes to the Financial Statements.

The Cushing® MLP Infrastructure Master Fund
STATEMENT OF ASSETS & LIABILITIES (Unaudited)

May 31, 2017
Assets
Investments at fair value (cost $34,536,291)	$39,369,953
Prepaid expenses	680
Dividends receivable	63,962
Total assets	39,434,595

Liabilities
Payable to Adviser, net of waiver	31,178
Payable to Trustees	13,500
Accrued expenses	56,135
Total liabilities	100,813

Preferred Shares
Net assets	$39,333,782

Net Assets Consisting of
Additional paid-in capital	$43,529,861
Accumulated net investment loss	(754,421)
Accumulated realized loss	(1,675,856)
Net unrealized depreciation on investments	(1,765,802)
Net assets	$39,333,782

Net Asset Value, 51,830.58 units outstanding	$758.89

See Accompaning Notes to the Financial Statements.

The Cushing® MLP Infrastructure Master Fund
STATEMENT OF OPERATIONS (Unaudited)

Period From December 1, 2016 through May 31, 2017
Investment Income
Distributions and dividends received	$1,240,558
Less: return of capital on distributions	(1,150,742)
Distribution and dividend income	89,816
Interest income	3,146
Total Investment Income	92,962

Expenses
Management fees	204,998
Professional fees	29,825
Administrator fees	29,002
Fund accounting fees	18,125
Trustees’ fees	13,500
Custodian fees and expenses	5,857
Insurance expense	4,080
Other expenses	3,815
Total Expenses	309,202
Less: expense reimbursement by Adviser, net of waiver	(3,610)
Net Expenses	305,592
Net Investment Loss	(212,630)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	1,484,539
Net change in unrealized depreciation of investments	(1,862,631)
Net Realized and Unrealized Loss on Investments	(378,092)

Decrease in Net Assets Resulting from Operations	$(590,722)

See Accompaning Notes to the Financial Statements.

The Cushing® MLP Infrastructure Master Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Period From December 1, 2016 through May 31, 2017	Year Ended November 30, 2016
	(Unaudited)
Operations
Net investment loss	$(212,630)	$(414,025)
Net realized gain (loss) on investments	1,484,539	(2,206,923)
Net change in unrealized appreciation (depreciation)
of investments	(1,862,631)	8,138,101
Net increase (decrease) in net assets
resulting from operations	(590,722)	5,517,153
Distributions and Dividends to Common Unitholders
Net investment income	-	-
Return of capital	(1,268,942)	(2,390,879)
Total distributions and dividends
to common unitholders	(1,268,942)	(2,390,879)
Capital Share Transactions (Note 7)
Proceeds from unitholder subscriptions	2,350,000	4,357,803
Distribution reinvestments	521,127	870,067
Payments for redemptions	(1,322,200)	-
Net increase in net assets from
capital share transactions	1,548,927	5,227,870
Total increase (decrease) in net assets	(310,737)	8,354,144
Net Assets
Beginning of period	39,644,519	31,290,375
End of period	$39,333,782	$39,644,519
Accumulated net investment loss
at the end of the period	$(754,421)	$(541,791)

See Accompaning Notes to the Financial Statements.

The Cushing® MLP Infrastructure Master Fund
STATEMENT OF CASH FLOWS (Unaudited)

Period From December 1, 2016 through May 31, 2017
OPERATING ACTIVITIES

Decrease in Net Assets Resulting from Operations	$(590,722)
Adjustments to reconcile decrease in net assets resulting from operations to net cash used in operating activities
Net realized gain on sales of investments	(1,484,539)
Net change in unrealized depreciation of investments	1,862,631
Return of capital on distributions	1,150,742
Purchases of investments in securities	(7,155,125)
Proceeds from sales of investments in securities	7,328,961
Net purchases of short-term investments	(1,459,136)
Changes in operating assets and liabilities
Distributions and dividends receivable	63,962
Prepaid expenses	4,080
Payable to Adviser, net of waiver	2,892
Payable to Trustees	13,500
Accrued expenses	(17,231)
Net cash used in operating activities	(279,985)
FINANCING ACTIVITIES
Proceeds from issuance of units	2,350,000
Payments for redemptions of units	(1,322,200)
Distributions paid	(747,815)
Net cash provided by financing activities	279,985
CHANGE IN CASH	-

CASH:
Beginning of period	-
End of period	$-

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Distribution reinvestment	$521,127

See Accompaning Notes to the Financial Statements.

The Cushing® MLP Infrastructure Master Fund
FINANCIAL HIGHLIGHTS

	Period From December 1, 2016 through May 31, 2017	Year Ended November 30, 2016		Period From July 1, 2015 (1) through November 30, 2015
	(Unaudited)
Per Unit Data (2)
Net Asset Value, beginning of
period	$793.52		$744.39	$1,000.00
Income from Investment Operations:
Net investment loss	(4.27)		(8.63)	(3.38)
Net realized and unrealized
gain (loss) on investments	(4.67)		109.36	(240.06)
Total increase (decrease) from investment operations	(8.94)		100.73	(243.44)
Less Distributions and Dividends to Unitholders:
Net investment income	-		-	-
Return of capital	(25.69)		(51.60)	(12.17)
Total distributions and dividends to unitholders	(25.69)		(51.60)	(12.17)
Net Asset Value, end of period	$758.89		$793.52	$744.39

Total Investment Return (3)	(1.13)	%(4)	13.53%	(24.34)	%(4)
Supplemental Data and Ratios
Net assets, end of period	$39,333,782		$39,644,519	$31,290,375

Ratio of expenses to average
net assets before waiver (5)	1.52%		1.68%	2.54%

Ratio of expenses to average
net assets after waiver (5)	1.50%		1.50%	1.50%

Ratio of net investment
loss to average net
assets before waiver (5)	(1.06)%		(1.35)%	(2.03)%

Ratio of net investment
loss to average net
assets after waiver (5)	(1.04)%		(1.17)%	(0.99)%

Portfolio turnover rate	18.21	%(4)	54.68%	12.63	%(4)

(1) Commencement of operations.
(2) Information presented relates to a unit outstanding for the entire period.
(3) Individual returns and ratios may vary based on the timing of capital transactions.
(4) Not annualized.
(5) All income and expenses are annualized for periods less than one full year.

See Accompaning Notes to the Financial Statements.

The Cushing® MLP Infrastructure Master Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2017

1.	Organization
The Cushing® MLP Infrastructure Master Fund (the “Master Fund”), was organized as a Delaware statutory trust pursuant to an agreement and declaration of trust dated May 4, 2015 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940.  The Master Fund commenced operations on July 1, 2015. The Master Fund’s investment objective is to seek a high level of after-tax total return, with an emphasis on current distributions paid to its unitholders.

The Cushing® MLP Infrastructure Fund I (the “Feeder Fund I”), was organized as a Delaware statutory trust and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940.  Feeder Fund I commenced operations on March 1, 2010.  The Feeder Fund I’s investment objective is to seek a high level of after-tax total return, with an emphasis on current distributions paid to its unitholders and does so by investing substantially all of its investable assets in the Master Fund.

The Cushing® MLP Infrastructure Fund II (the “Feeder Fund II”, together with the “Feeder Fund I” the “Feeder Funds”), was organized as a Delaware statutory trust pursuant to an agreement and declaration of trust dated May 4, 2015 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940.  The Feeder Fund II’s investment objective is to seek a high level of after-tax total return, with an emphasis on current distributions paid to its unitholders and does so by investing substantially all of its assets in the Master Fund.

The Master Fund and Feeder Funds are managed by Cushing® Asset Management, LP (the “Adviser”).

2.	Significant Accounting Policies
A. Basis of Presentation
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s Accounting Standards Codification.

B. Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

C. Investment Valuation
The Master Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Master Fund’s Board of Trustees (“Board of Trustees” or “Trustees”) from time to time.  The valuation of the portfolio securities of the Master Fund currently includes the following processes:

(i)          The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”).  Securities traded on NASDAQ will be valued at the NASDAQ official closing price. If no sale is reported on that date, the closing price from the prior trading day may be used.  Short-term investments are generally priced at the ending net asset value provided by the service agent of the funds.

(ii)        The Master Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees.  The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

D. Security Transactions, Investment Income and Expenses
Security transactions are accounted for on the date the securities are purchased or sold (trade date).  Realized gains and losses are reported on a first in, first out cost basis.  Interest income is recognized on an accrual basis.  Distributions and dividends (collectively referred to as “Distributions”) are recorded on the ex-dividend date. Distributions received from the Master Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital.  For financial statement purposes, the Master Fund uses return of capital and income estimates to determine the dividend income received from MLP Distributions. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these Distributions is not known until after the fiscal year end of the Master Fund.

The Master Fund estimates the allocation of investment income and return of capital for the Distributions received from its portfolio investments within the Statement of Operations. For the period ended May 31, 2017, the Master Fund has estimated approximately 93% of the Distributions received from its portfolio investments to be return of capital.

Expenses are recorded on an accrual basis.

E.  Distributions to Unitholders
Distributions to unitholders are recorded on the ex-dividend date.  The character of Distributions to unitholders are comprised of 100 percent return of capital.

F. Federal Income Taxation
The Master Fund is treated as a partnership for Federal income tax purposes.  Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.  The Master Fund does not record a provision for U.S. federal, state, or local income taxes because the unitholders report their share of the Master Fund’s income or loss on their income tax returns.  The Master Fund files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states.  Generally, the Master Fund is subject to income tax examinations by major taxing authorities for all tax years since its inception.

In accordance with GAAP, the Master Fund is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position.  The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities.  Based on its analysis, the Master Fund has determined that it has not incurred any liability for unrecognized tax benefits as of December 31, 2016.  The Master Fund does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months.  However, the Master Fund’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal and U.S. state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

The cost basis of the Master Fund’s investments as of May 31, 2017 was $34,536,291 and net unrealized appreciation was $4,833,662 (gross unrealized appreciation $7,342,778; gross unrealized depreciation $2,509,116).  The difference between book basis and tax basis is attributable primarily to net unrealized appreciation on investments.

G. Cash Flow Information
The Master Fund makes Distributions from investments, which include the amount received as cash Distributions from MLPs and common stock dividends.  These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.  Indemnification
Under the Master Fund’s organization documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund.  In addition, in the normal course of business, the Master Fund may enter into contracts that provide general indemnification to other parties.  The Master Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred, and may not occur.

3.	Concentrations of Risk
The Master Fund’s investment objective is to seek a high level of after-tax total return, with an emphasis on current distributions paid to its unitholders. The Master Fund seeks to achieve its investment objective by investing, under normal market conditions, in MLPs.

In the normal course of business, substantially all of the Master Fund’s securities transactions, money balances, and security positions are transacted with the Master Fund’s custodian, U.S. Bank, N.A.  The Master Fund is subject to credit risk to the extent any broker with whom it conducts business is unable to fulfill contractual obligations on its behalf.  The Adviser monitors the financial condition of such brokers.

4.	Agreements and Related Party Transactions
The Master Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser.  Under the terms of the Agreement, the Master Fund pays the Adviser a management fee, payable monthly in arrears, equal to 0.083% (1.0% per annum) of the net assets of the Master Fund for services and facilities provided by the Adviser to the Master Fund.

The Adviser agreed to waive a portion of its management fee and reimburse the Master Fund expenses such that the Master Fund operating expenses would not exceed 1.50% of the Master Fund’s net assets through November 30, 2017.  For the period ended May 31, 2017, the Adviser earned $204,998 in advisory fees and waived fees and reimbursed the Master Fund expenses in the amount of $3,610.

Waived fees and reimbursed the Master Fund expenses, including prior year expenses, are subject to potential recovery by year of expiration.  The Adviser’s waived fees and reimbursed expenses that are subject to potential recovery are as follows:
Fiscal Year Incurred	Amount Waived/Reimbursed	Amount Recouped	Amount Subject to Potential Recovery	Expiration Date
November 30, 2015	$134,201	$-	$134,201	November 30, 2018
November 30, 2016	64,218	-	64,218	November 30, 2019
November 30, 2017	3,610	-	3,610	November 30, 2020
	$202,029	$-	$202,029

Jerry V. Swank, the founder and managing partner of the Adviser, is Chairman of the Master Fund’s Board of Trustees and President of the Master Fund.

U.S. Bancorp Fund Services, LLC serves as the Master Fund’s administrator and transfer agent.  The Master Fund pays the administrator a monthly fee computed at an annual rate of 0.07% of the first $100 million of the Master Fund’s net assets, 0.05% on the next $200 million of net assets and 0.04% on the balance of the Master Fund’s net assets above $300 million, with a minimum annual fee of $45,000.

U.S. Bank, N.A. serves as the Master Fund’s custodian.  The Master Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Master Fund’s average daily market value, with a minimum annual fee of $4,800.

5.	Fair Value Measurements
Various inputs that are used in determining the fair value of the Master Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Master Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.
		Fair Value Measurements at Reporting Date Using
	Fair Value as of	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
Description	May 31, 2017	(Level 1)	(Level 2)	(Level 3)
Assets Equity Securities Common Stock	$5,459,576	$5,459,576	$-	$-
Master Limited Partnerships and Related ’ Companies (a)	31,015,060	31,015,060	-	-
Total Equity Securities	36,474,636	36,474,636	-	-
Other Short-Term Investments	2,895,317	2,895,317	-	-
Total Assets	$39,369,953	$39,369,953	$-	$-
(a)	All other industry classifications are identified in the Schedule of Investments. The Master Fund did not hold Level 3 investments at any time during the period ended May 31, 2017.

During the period ended May 31, 2017, the Master Fund did not have any transfers between any of the levels of the fair value hierarchy.

6.	Investment Transactions
For the period ended May 31, 2017, the Master Fund purchased (at cost) and sold securities (proceeds) in the amount of $7,155,125 and $7,328,961 (excluding short-term securities), respectively.

7.	Unit Transactions
Units of beneficial interest (“Units”) of the Master Fund may be offered or sold in a private placement to persons who satisfy the suitability standards set forth in the Master Fund’s confidential offering memorandum.  The Master Fund is authorized to issue an unlimited number of Units.  The Units are not registered under the Securities Act of 1933 or the securities laws of any state of the United States.  The Master Fund generally offers Units on the first business day of each month.  As of May 31, 2017, the Master Fund had 51,830.58 Units outstanding.

The Master Fund generally intends to pay Distributions quarterly, in such amounts as may be determined from time to time by the Master Fund’s Board of Trustees.  Unless a unitholder elects otherwise, Distributions, if any, will be automatically reinvested in additional Units in the Master Fund.  For the period ended May 31, 2017, the Master Fund issued 646.71 units through its dividend reinvestment plan.  The Master Fund may, from time to time, conduct tender offers to repurchase Units from Unitholders in those amounts and on such terms as the Board of Trustees may determine.  The amount of shares in each tender offer is determined quarterly by the Board of Trustees.

As of May 31, 2017, Feeder Fund I and Feeder Fund II owned 99.78% and 0.22% of the outstanding shares of the Master Fund, respectively.

8.	Subsequent Events
The Adviser has evaluated the impact of all subsequent events on the Fund.

On July 17, 2017, the Master Fund commenced a tender offer to repurchase up to 40% of the Master Fund’s outstanding units as of July 31, 2017.

On June 1, 2017, the Master Fund issued 347.05 units through its dividend reinvestment plan.

The Cushing® MLP Infrastructure Master Fund
ADDITIONAL INFORMATION (Unaudited)
May 31, 2017

Investment Policies and Parameters
The Commodity Futures Trading Commission (“CFTC”) amended Rule 4.5 which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Adviser to continue to claim this exclusion with respect to the Master Fund under the amended rule, the Master Fund limits its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Master Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Master Fund’s portfolio, after taking into account unrealized profits and losses on such positions.  The Master Fund and the Adviser do not believe that complying with the amended rule will limit the Master Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Officer Compensation
The Master Fund does not currently compensate any of its trustees who are interested persons nor any of its officers. During the period ended May 31, 2017, the aggregate compensation paid by the Master Fund to the independent trustees was $4,000.  The Master Fund did not pay any special compensation to any of its trustees or officers.  The Master Fund continuously monitors standard industry practices and this policy is subject to change.  The Master Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Master Fund toll-free at (877) 653-1415 and on the SEC’s Web site at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements
This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Master Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Master Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Master Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Master Fund’s investment objectives will be attained.

Proxy Voting Policies
A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities owned by the Master Fund and information regarding how the Master Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 will be available to stockholders (i) without charge, upon request by calling the Master Fund toll-free at (877) 653-1415; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q
The Master Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q.  The Master Fund’s Form N-Q and statement of additional information will be available without charge by visiting the SEC’s Web site at www.sec.gov.  In addition, you may review and copy the Master Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Privacy Policy
In order to conduct its business, the Master Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Master Fund’s securities.  This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections.  We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Master Fund’s other stockholders or the Master Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Master Fund’s stockholders to those employees who need to know that information to provide services to our stockholders.  We also maintain certain other safeguards to protect your nonpublic personal information.

Householding
In an effort to decrease costs, the Master Fund intends to reduce the number of duplicate annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please contact investor services at investorservices@usbank.com to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

The Cushing® MLP Infrastructure Master Fund
Board Approval of Investment Management Agreement (Unaudited)
May 31, 2017

On May 25, 2017, the Board of Trustees of the Master Fund (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Master Fund and Cushing Asset Management, LP (the “Adviser”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Master Fund (the “Independent Trustees”). The Board of Trustees is responsible for oversight of the operations of the Master Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Board of Trustees received and reviewed information provided by the Adviser. The Board of Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Board of Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Board of Trustees received and considered information regarding the nature, extent and quality of services provided to the Master Fund under the Agreement, including the Adviser’s Form ADV and other background materials supplied by the Adviser.

The Independent Trustees reviewed and considered the Adviser’s investment advisory personnel, its history, and the amount of assets currently under management by the Adviser.  The Independent Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Master Fund.

The Independent Trustees considered the background and experience of the Adviser’s management in connection with the Master Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team members primarily responsible for the day-to-day portfolio management of the Master Fund and the extent of the resources devoted to research and analysis of the Master Fund’s actual and potential investments.

The Independent Trustees also reviewed the Adviser’s conflict of interest policies, insider trading policies and procedures, and the Adviser’s Code of Ethics.  The Board of Trustees, including all of the Independent Trustees, concluded that the nature, extent and quality of services to be rendered by the Adviser under the Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Board of Trustees reviewed and considered the contractual annual advisory fee paid by the Master Fund to the Adviser in light of the extent, nature and quality of the advisory services to be provided by the Adviser to the Master Fund.

The Trustees considered the information they received comparing the Master Fund’s contractual annual advisory fee and overall expenses, to the extent available, with other accounts or vehicles managed by the Adviser.  Given the small universe of managers and funds fitting within the criteria for a peer group, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to assist in the preparation of the peer fund group analysis, and the Independent Trustees concurred with this approach.

Based on such information, the Trustees determined that a peer group of competitor closed-end funds would be of limited utility because of differences between the Master Fund and the other peer funds. The Board of Trustees also discussed the expense waivers currently in place for the Master Fund. The Board of Trustees concluded that the fee charged by the Adviser to the Master Fund relative to comparable accounts of the Adviser employing similar strategies was reasonable in light of the differences between the types of clients, the kinds of costs incurred by the Adviser and other considerations faced by the Adviser in competing for and servicing such clients.

Consideration of Investment Performance

The Board of Trustees regularly reviews the performance of the Master Fund throughout the year.  The Trustees reviewed performance information comparing the performance of the Master Fund over several time horizons, and using different performance metrics, including but not limited to the comparative performance of the Master Fund in terms of net asset value, distributions to unitholders and the total return to unitholders.  The Trustees noted the improved performance of the Master Fund generally in most of these categories, and considered the prior discussions of the reasons for, and the components of, the improved total return and the distributions to unitholders of the Master Fund.  The Board acknowledged that, while the Adviser had not identified any comparable funds for a peer group, the Master Fund’s performance continued to exceed the relevant benchmark, the Alerian MLP Index, for the past twelve months and, considering performance of the Master Fund and its predecessor fund, for the past three years and since its inception in 2010.

Other Considerations

The Board of Trustees received and considered a profitability analysis prepared by the Adviser, using the template provided by counsel to the Independent Trustees, that sets forth the fees payable by the Master Fund under the Agreement and the expenses incurred by the Adviser in in connection with the operation of the Master Fund.  The Trustees used this analysis to evaluate the fairness of the profits realized and anticipated to be realized by the Adviser.

The Independent Trustees separately considered the profitability of the Adviser with respect to the Master Fund.  The Board noted that, based on data through April 30, 2017, the Master Fund was projected to continue to be unprofitable to the Adviser through 2018, largely because of the Master Fund’s relatively small size.

The Trustees considered whether economies of scale in the provision of services to the Master Fund had been or would be passed along to its unitholders under the Agreement.  The Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Master Fund, including but not limited to soft dollar arrangements.  The Trustees concluded there were no material economies of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Master Fund.

The Independent Trustees discussed the collateral benefits to the Adviser from soft dollar arrangements, which were limited, and the difference in the fees charged by the Adviser to the Master Fund from those charged to its other clients.  The Trustees noted that, while the fees charged to other clients were typically lower than those charged to the Master Fund, the nature and extent of the services provided to those other clients were considerably different than those provided to the Master Fund.

Conclusion

In approving the Agreement and the fees charged under the Agreement, the Board of Trustees concluded that no single factor reviewed by the Board of Trustees was identified by the Board of Trustees to be determinative as the principal factor in whether to approve the Agreement. The summary set out above describes the most important factors, but not all of the matters, considered by the Board of Trustees in coming to its decision regarding the Agreement. On the basis of such information as the Board of Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Board of Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Board of Trustees that approval of the Agreement was consistent with the best interests of the Master Fund and its unitholders.  A majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 12/01/2016-12/31/2016*	1,744.97	$819.07	1,744.97	15,764,789
Month #2 01/01/2017-01/31/2017	0	0	0	0
Month #3 02/01/2017-02/28/2017	0	0	0	0
Month #4 03/01/2017-03/31/2017^	293.44	$833.30	293.44	15,870,280
Month #5 04/01/2017-04/30/2017	0	0	0	0
Month #6 05/01/2017-05/31/2017	0	0	0	0
Total	2,038.41	$833.17	2,038.41	31,635,069
*The Fund issued a tender offer on October 14, 2016.  The tender offer enabled up to $15,764,789 to be redeemed by shareholders.  The tendered shares were paid out at the December 31, 2016 net asset value per share.
^The Fund issued a tender offer on January 17, 2017.  The tender offer enabled up to $15,870,280 to be redeemed by shareholders.  The tendered shares were paid out at the March 31, 2017 net asset value per share.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Cushing MLP Infrastructure Fund I

By (Signature and Title)      /s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date           August 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date           August 4, 2017

By (Signature and Title)    /s/  John H. Alban
                                                  John H. Alban, Treasurer & Chief Financial Officer

Date           August 4, 2017